SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 21, 2002
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                                I.A. EUROPE, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-32973                52-2327637
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

                      901 PONCE DE LEON BOULEVARD, SUITE 303
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                           CORAL GABLES, FLORIDA 33134
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 476-1807
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 21, 2002, I.A. Europe, Inc.'s (the "Company") auditors, Cornick, Garber & Sandler, LLP, resigned for reasons specified in the letter attached as Exhibit 16.

The report of Cornick, Garber & Sandler, LLP on the balance sheet of the Company as of June 30, 2001 and the statements of operations, stockholders' equity and cash flow for the six month period ended June 30, 2001 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

In connection with the audit for the above period and through June 21, 2002, there were no disagreements with Cornick, Garber & Sandler, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cornick, Garber & Sandler, LLP, would have caused the firm to make reference thereto in their reports on the financial statements for such period.

Except as stated in the June 21, 2002 resignation letter referred to above, during the period, through the termination date, Cornick, Garber & Sandler, LLP has not advised the Company of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K issued by the Securities and Exchange Commission). The Company has authorized Cornick, Garber & Sandler, LLP to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountants.

The Company has provided Cornick, Garber & Sandler, LLP with a copy of this Report and, at the request of the Company, Cornick, Garber & Sandler, LLP has furnished the letter attached hereto as Exhibit 16.1 to the Securities and Exchange Commission in which it states that it agrees with the foregoing statements.

Effective October 2, 2002, the Company has retained the firm of Rachlin, Cohen & Holtz, LLP of Miami, FL, as the Company's auditors. Prior to their retention, the Company did not consult with Rachlin, Cohen & Holtz, LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements; nor did the Company consult with Rachlin, Cohen & Holtz, LLP regarding any matter that was either the subject of disagreement with a former auditor or a reportable event.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits

Exhibit No.                Exhibit
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16                         Letter from Cornick, Garber & Sandler, LLP
                           independent accountants dated June 21, 2002

16.1 Letter from Cornick, Garber & Sandler, LLP independent accountants dated October 3, 2002

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          I.A. Europe, Inc.



                                          By: /s/ Victor Minca
                                             -----------------------------------
                                             Victor Minca
Date:  October 3, 2002                       Chief Executive Officer

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